UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 26, 2012

IP TECHNOLOGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53827	26-0378308
(Commission File Number)	(IRS Employer Identification No.)

1202 Lexington Ave., Suite 355
New York, NY	10028
(Address of Principal Executive Offices)	(Zip Code)

(646) 481-4524
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2012, IP Technology Services, Inc. (the “Company”) filed a Certificate of Ownership with the Secretary of State of Delaware, pursuant to which the Company’s newly-formed wholly-owned subsidiary, C2C CrowdFunding, Inc. was merged into and with the Company (the “Merger”). In connection with the Merger and in accordance with Section 253 of the Delaware General Corporation Law, the name of the Company was changed from “IP Technology Services, Inc” to “C2C CrowdFunding, Inc.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
3.1	Certificate of Ownership dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IP TECHNOLOGY SERVICES, INC.

Date: November 5, 2012	By:	/s/ Neil Rock
Neil Rock
President

EXHIBIT INDEX

Number	Exhibit
3.1	Certificate of Ownership dated October 26, 2012